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        AMENDMENT NO. 1 TO MASTER EQUIPMENT LEASE AGREEMENT NO. 053-0070


THIS AMENDMENT NO. 1 TO MASTER EQUIPMENT LEASE AGREEMENT NO. 053-0070 ("Amendment") is dated as of August 15, 1997, by and between OPTICAL SENSORS INCORPORATED ("Lessee") and PHOENIX LEASING INCORPORATED ("Lessor").

                                    RECITALS

WHEREAS, Lessee and Lessor entered into that certain Master Equipment Lease Agreement No. 053-0070, dated as of June 15, 1997 (the "Lease");

WHEREAS Lessee has requested that the Lease be amended as set forth below;

WHEREAS, Lessor is willing to amend the Lease on the terms set forth herein and Lessee is willing to agree to such terms;

NOW, THEREFORE, IT IS AGREED THAT:

1.  A new Section 40 is added to the Lease to read as follows:

    40. SPECIFIC TERMS - SOFT COST EQUIPMENT. Lessee and Lessor agree that if; upon the expiration of the Commitment Period, the amount funded allocable to Soft Cost Equipment exceeds 25 percent (25%) of the Commitment utilized as of such expiration date, then, at Lessor's option, Lessee shall pay to Lessor an amount equal to such excess ("Excess Payment"). Lessee agrees to pay the Excess Payment to Lessor within thirty (30) days of Lessor's invoice. The Excess Payment shall be applied in prorata shares to each Schedule as advance payments under each such Schedule of: (i) first, Lessee's end of lease requirement (which for purposes of this Excess Payment shall be assumed to be the final payment election) and (ii) next, Lessee's last monthly payment obligations.

2. REPRESENTATIONS AND WARRANTIES: Lessee hereby reconfirms as of the date hereof, its representations and warranties set forth in Section 5 of the Lease.

3. CONTINUED VALIDITY OF LEASE. Except as amended by this Amendment, the Lease shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto. Such Amendment shall not amend or otherwise affect any of the Schedules executed and delivered by Lessee prior to the date hereof.

4. AUTHORIZATION. Each party represents to the other that the individual executing this Amendment on its behalf is the duly appointed signatory of such party to this Amendment and that such individual is authorized to execute this Amendment by or on behalf of such party and to take all action required by the terms of this Amendment.

5. WHEN AMENDMENT IS EFFECTIVE. This Amendment shall be binding and deemed effective when executed by Lessee and accepted and executed by Lessor. Upon such effectiveness this Amendment shall be deemed to have amended the Lease as provided herein.
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6. CAPTIONS. Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Amendment.

7. NO NOVATION. This Amendment is not intended to be, and shall not be construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Lease shall remain in full force and effect.

8. SEVERABILITY. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

9. ENTIRE AGREEMENT. The Lease as amended by this Amendment constitutes the entire agreement between Lessee and Lessor with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, communications, discussions and agreements concerning such subject matter. Lessee acknowledges and agrees that Lessor has not made any representation, warranty or covenant in connection with this Amendment.

10. CONFLICTS. In the event of any conflict between the terms of this Amendment and terms of the Master Equipment Lease No. 053-0070, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.

LESSOR:                                       LESSEE:
PHOENIX LEASING INCORPORATED                  OPTICAL SENSORS INCORPORATED

By: /S/ JOAN WINTER                           By: /S/ WES PETERSON
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Title:  CONTRACTING ADMINISTRATOR             Title:  CHIEF FINANCIAL OFFICER
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